UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

☒	Definitive additional materials

Fuse Medical, Inc.

(Name of Registrant as Specified in its Charter)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF INFORMATION STATEMENT MATERIALS

1565 N. Central Expressway, Suite 220, Richardson, TX 75080

Dear Fuse Medical, Inc. Stockholder:

You are receiving this communication because you hold securities in Fuse Medical, Inc., a Delaware corporation (the “Company”, “we”, or “us”). The Company has released informational materials regarding the approval by the majority of the Company’s stockholders acting by written consent in lieu of an annual meeting of the following actions (collectively, the “Company Actions”): (i) the election of the board of directors of the Company, (ii) the ratification of the auditors of the Company, and (iii) the approval and ratification of the Amended and Restated 2018 Equity Incentive Plan. The Company Actions will become effective no earlier than forty (40) days after the date this notice is first sent to stockholders, which we expect to be on or approximately December 31, 2018.

This notice provides instructions on how to access the Company’s materials for informational purposes only. This communication is not a form for voting and presents only an overview of the more complete materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the materials. To view the informational materials please go to www.proxydocs.com/fzmd.

WE ARE NOT ASKING FOR A PROXY AND YOU REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Under the rules of the United States Securities and Exchange Commission, materials do not have to be delivered in paper. Materials may be distributed by making them available on the Internet. We have chosen to use these procedures to make available the informational materials listed below for your review.

CONTROL NO.	TO VIEW THE INFORMATIONAL MATERIALS: GO ONLINE TO WWW.PROXYDOCS.COM/FZMD

FUSE MEDICAL, INC. INFORMATIONAL MATERIALS

(1) Definitive Schedule 14C Information Statement	(2) Annual Report on Form 10-K for the year ended December 31, 2017

TO REQUEST THE INFORMATIONAL MATERIALS: There is no charge to you for requesting a copy of the materials. You must use the 12-digit control number located in the shaded gray box above when requesting materials. The last day to request materials is December 31, 2019. You must request the materials using one of the following methods:

Internet www.investorelections.com/fzmd	Telephone (866) 648-8133	E-mail* paper@investorelections.com

*	Please send a blank email with the 12-digit control number (located above) in the subject line. No other requests should be included within the e-mail*

Sincerely,

Fuse Medical, Inc.